EXHIBIT 99.6
Last Updated 4/26/05

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)
1	Arizona Public Service	$32	$64	$87	$16	$199	$(82)
2	Pinnacle West Energy	1	1	10	(31)	(19)	(37)
3	APS Energy Services	2	11	7	8	28	38
4	SunCor	1	2	(1)	8	10	7
5	El Dorado	—	(3)	(2)	9	4	4
6	Parent Company	17	(6)	8	1	20	(15)

7	Income From Continuing Operations	53	69	109	11	242	(85)
	Income From Discontinued Operations —
8a	Net of Tax	1	6	(8)	(26)	(27)	(27)
	Cumulative Effect of Change in Accounting —
8b	Net of Tax	—	—	—	(66)	(66)	(51)

9	Net Income	$54	$75	$101	$(81)	$149	$(163)

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED
10	Arizona Public Service	$0.37	$0.76	$1.02	$0.19	$2.35	$(0.95)
11	Pinnacle West Energy	0.01	0.01	0.12	(0.37)	(0.23)	(0.44)
12	APS Energy Services	0.03	0.13	0.08	0.09	0.33	0.45
13	SunCor	0.02	0.02	(0.01)	0.09	0.13	0.09
14	El Dorado	—	(0.04)	(0.02)	0.10	0.05	0.05
15	Parent Company	0.20	(0.07)	0.10	0.02	0.23	(0.19)

16	Income From Continuing Operations	0.63	0.81	1.29	0.12	2.86	(0.99)
	Income From Discontinued Operations —
17a	Net of Tax	—	0.08	(0.10)	(0.30)	(0.32)	(0.32)
	Cumulative Effect of Change in Accounting —
17b	Net of Tax	—	—	—	(0.77)	(0.77)	(0.60)

18	Net Income	$0.63	$0.89	$1.19	$(0.95)	$1.77	$(1.91)

19	BOOK VALUE PER SHARE COMMON SHARES OUTSTANDING — DILUTED (Thousands)	$30.06	$30.54	$31.39	$29.40	$29.40	$(0.06)
20	Average	84,884	84,926	84,797	85,302	84,964	34
21	End of Period	84,789	84,768	84,756	91,255	91,255	6,531

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	ELECTRIC OPERATING REVENUES
	(Dollars in Millions)
	Regulated Electricity Segment
	Retail
22	Residential	$171	$226	$337	$172	$906	$(9)
23	Business	195	251	270	212	928	(24)

24	Total retail	366	477	607	384	1,834	(33)
	Wholesale revenue on delivered electricity
25	Traditional contracts	2	1	3	3	9	(64)
26	Retail load hedge management	—	—	—	—	—	—
27	Transmission for others	6	6	6	12	30	4
28	Other miscellaneous services	4	2	4	7	17	(1)

29	Total regulated electricity	378	486	620	406	1,890	(94)

	Marketing and Trading Segment
	Delivered marketing and trading
30	Generation sales other than native load	8	2	8	32	50	(98)
31	Realized margins on electricity trading (a)	28	13	8	1	50	(20)
32	Other delivered electricity (a)	21	31	45	71	168	36

33	Total delivered marketing and trading	57	46	61	104	268	(82)

	Other Marketing and Trading
34	Realized margins on delivered commodities other than electricity (a)	4	1	(3)	6	8	22
35	Prior period mark to market (gains) losses on contracts delivered during current period (a)	(22)	(9)	2	(8)	(41)	(47)
36	Change in mark to market for future period deliveries	23	3	23	(1)	52	(76)

37	Total other marketing and trading	5	(5)	22	(3)	19	(101)

38	Total marketing and trading	62	41	83	101	287	(183)

39	Total electric operating revenues	$440	$527	$703	$507	$2,177	$(277)

(a)	The net effect on net electric operating revenues from realization of prior period mark to market included in line 39 is zero. Realization of prior period mark to market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 35 are included in lines 31, 32 and 34. For example, line 35 shows that a prior period mark to market gain of $41 million was transferred to “realized” for the total year 2002. Lines 31, 32 and 34 include amounts totaling $41 million of realized gain for the total year 2002.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	ELECTRIC SALES (GWH)
	Regulated Electricity Segment
	Retail sales
40	Residential	2,141	2,441	3,806	2,056	10,444	109
41	Business	2,771	3,429	3,681	3,036	12,917	(147)

42	Total retail	4,912	5,870	7,487	5,092	23,361	(38)
	Wholesale electricity delivered
43	Traditional contracts	71	121	142	140	474	(739)
44	Retail load hedge management	158	230	1,958	296	2,642	(398)

45	Total regulated electricity	5,141	6,221	9,587	5,528	26,477	(1,175)

	Marketing and Trading Segment
	Delivered marketing and trading
46	Generation sales other than native load	376	73	291	1,051	1,791	403
47	Electricity trading	3,410	3,852	6,120	4,655	18,037	4,450
48	Other delivered electricity	426	518	693	1,390	3,027	2,001

49	Total delivered marketing and trading	4,212	4,443	7,104	7,096	22,855	6,854

50	Total electric sales	9,353	10,664	16,691	12,624	49,332	5,679

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

								Increase
								(Decrease)
Line		1st Qtr	2nd Qtr		3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT
	PRETAX GROSS MARGIN ANALYSIS
	(Dollars in Millions)
	Realized and Mark To Market Components
	Current Period Effects
	Realized margin on delivered commodities
	Electricity
51	Generation sales other than native load	$2	$		$3	$9	$14	$(66)
52	Other electricity marketing and trading (a)	33		24	19	23	99	(18)

53	Total electricity	35		24	22	32	113	(84)
54	Other commodities (a)	4		1	(3)	6	8	22

55	Total realized margin	39		25	19	38	121	(62)

	Prior period mark to market (gains) losses on contracts delivered during current period
56	Electricity (a)	(16)		(9)	(4)	(4)	(30)	(19)
57	Other commodities (a)	(6)			6	(4)	(11)	(36)

58	Subtotal	(22)		(9)	2	(8)	(41)	(47)

59	Total current period effects (b)	17		16	21	30	80	(109)

	Change in mark to market gains (losses) for future period deliveries (b)
60	Electricity	25		10	25	6	63	(83)
61	Other commodities	(2)		(7)	(2)	(7)	(11)	7

62	Total future period effects	23		3	23	(1)	52	(76)

63	Total gross margin	$40		$19	$44	$29	$132	$(185)

	Future Marketing and Trading Mark to Market Realization

As of December 31, 2002, Pinnacle West had accumulated mark to net market gains of $41 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2003, $4 million; 2004, $10 million; 2005 and thereafter, $27 million.

(a)	The net effect on pretax gross margin from realization of prior period mark to market included in line 59 and in line 63 is zero. Realization of prior period mark to market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 56 are included in line 52. The opposites of amounts included in line 57 are included in line 54. For example, line 56 shows that a prior period mark to market gain of $30 million was transferred to “realized” for the total year 2002. A $30 million realized gain is included in the $99 million on line 52 for total year 2002.

(b)	Quarterly amounts do not total to the annual amounts because of intra year mark to market eliminations.

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	MARKETING AND TRADING SEGMENT
	PRETAX GROSS MARGIN ANALYSIS (continued)
	(Dollars in Millions)
	By Commodity Sold or Traded
64	Electricity	$45	$25	$43	$34	$147	$(181)
65	Natural gas	(5)	1	3	(5)	(6)	2
66	Coal	(1)	(2)	1	—	(2)	(9)
67	Emission allowances	1	(5)	(3)	—	(7)	3
68	Other	—	—	—	—	—	—

69	Total gross margin	$40	$19	$44	$29	$132	$(185)

	By Pinnacle West Entity
	Parent company marketing and trading division
70	Generation sales other than native load	$1	$—	$2	$5	$8	$8
71	Other marketing and trading	34	9	30	9	82	4
	APS
72	Generation sales other than native load	1	—	1	—	2	(77)
73	Other marketing and trading	—	—	—	—	—	(156)
	Pinnacle West Energy
74	Generation sales other than native load	—	—	—	4	4	4
75	Other marketing and trading	—	—	—	—	—	—
	APS ES
76	Other marketing and trading	4	10	11	11	36	32

77	Total gross margin before income taxes	$40	$19	$44	$29	$132	$(185)

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	AVERAGE ELECTRIC CUSTOMERS
	Retail customers
78	Residential	801,000	795,681	798,590	811,930	801,801	25,462
79	Business	99,335	100,096	100,318	101,177	100,228	2,030

80	Total	900,335	895,777	898,908	913,107	902,029	27,492
81	Wholesale customers	67	67	67	67	67	1

82	Total customers	900,402	895,844	898,975	913,174	902,096	27,493

83	Customer Growth (% over prior year)	3.2%	3.2%	3.1%	3.2%	3.1%	(0.5)%
	RETAIL SALES (GWH) —
	WEATHER NORMALIZED
84	Residential	2,148	2,461	3,746	2,135	10,490	641
85	Business	2,776	3,410	3,696	3,024	12,905	86

86	Total	4,924	5,871	7,441	5,159	23,395	727

	RETAIL USAGE
	(KWh/Average Customer)
87	Residential	2,673	3,068	4,766	2,532	13,025	(287)
88	Business	27,896	34,258	36,691	30,011	129,241	(4,384)
	RETAIL USAGE —
	WEATHER NORMALIZED
	(KWh/Average Customer)
89	Residential	2,681	3,093	4,690	2,630	13,083	396
90	Business	27,943	34,065	36,839	29,885	128,754	(1,788)
	ELECTRICITY DEMAND (MW)
91	System peak demand	3,921	5,425	5,803	3,828	5,803	116

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	ENERGY SOURCES (GWH)
	Generation production
92	Nuclear	2,257	2,242	2,387	2,095	8,981	596
93	Coal	2,890	2,703	3,280	3,183	12,056	(516)
94	Gas, oil and other	337	659	1,918	1,455	4,369	375

95	Total	5,484	5,604	7,585	6,733	25,406	455

	Purchased power
96	Firm load	70	846	859	(157)	1,619	(1,342)
97	Marketing and trading	3,993	4,599	8,771	6,340	23,704	6,051

98	Total	4,063	5,445	9,630	6,183	25,323	4,709

99	Total energy sources	9,547	11,049	17,215	12,916	50,729	5,164

	POWER PLANT PERFORMANCE
	Capacity Factors
100	Nuclear	96%	95%	100%	87%	94%	6%
101	Coal	78%	72%	87%	84%	80%	(4)%
102	Gas, oil and other	12%	20%	38%	29%	27%	(10)%
103	System average	62%	62%	69%	60%	63%	(7)%
	Generation Capacity Out of Service and Replaced for Native Load (average MW/day)
104	Nuclear	62	66	12	129	67	(60)
105	Coal	184	279	88	116	167	—
106	Gas	12	18	106	54	48	16
107	Total	258	363	206	299	282	(44)
108	Generation Fuel Cost ($/MWh)	$11.57	$11.89	$14.84	$13.05	$13.01	$(3.21)

Pinnacle West Capital Corporation

Consolidated Statistics By Quarter
2002

							Increase
							(Decrease)
Line		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Year To Date	vs Prior YTD
	ENERGY MARKET INDICATORS (a)
	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
109	Palo Verde	$26.86	$30.65	$35.45	$36.18	$32.28	$(86.13)
110	SP15	$28.46	$31.51	$35.55	$41.35	$34.22	$(85.77)
	Off-Peak
111	Palo Verde	$22.17	$14.10	$18.21	$25.09	$19.89	$(41.68)
112	SP15	$22.76	$15.95	$19.54	$28.52	$21.69	$(51.79)
	WEATHER INDICATORS
	Actual
113	Cooling degree-days	89	1,741	2,647	398	4,875	(247)
114	Heating degree-days	472	—	—	328	800	(360)
115	Average humidity	28%	16%	27%	38%	27%	(9)%
	10-Year Averages
116	Cooling degree-days	80	1,491	2,540	420	4,531	—
117	Heating degree-days	521	36	—	415	972	—
118	Average humidity	43%	24%	33%	40%	35%	0%
	ECONOMIC INDICATORS
	Building Permits — Metro Phoenix (b)
119	Single-family	7,682	9,666	8,689	8,275	34,312	1,447
120	Multi-family	1,249	2,005	2,662	1,158	7,074	(1,930)

121	Total	8,931	11,671	11,351	9,433	41,386	(483)

	Arizona Job Growth (c)
122	Payroll job growth (% over prior year)	(0.8)%	(0.2)%	(0.1)%	1.1%	0.0%	(1.0)%
123	Unemployment rate (%, seasonally adjusted)	6.3%	6.2%	6.1%	6.0%	6.2%	1.5%

Sources:

(a)	This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security